                                                                    EXHIBIT 99.4


              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


         Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, J. Wayne Leonard hereby consent to be named as a person about to become a director of WCB Holding Corp. in this registration statement on Form S-4.


                                                          /s/ J. Wayne Leonard
                                                          ---------------------
                                                          J. Wayne Leonard